EXHIBIT 10.7

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE 1	OF PAGES 2
2. AMENDMENT/MODIFICATION NO. 00020	3. EFFECTIVE DATE 09/07/2016	4. REQUISITION/PURCHASE REQ. NO. 0000HCGE-2016-03591	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	8219	7. ADMINISTERED BY (If other than Item 6) CODE		8219
Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539		Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)		(√)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD # 1 LANSING, MI 48906-2933
9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO.
200-2011-42084
		X	10B. DATED (SEE ITEM 13)
CODE 026489018	FACILITY CODE		09/30/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers___ is extended, ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
 (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Section B
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(√)			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority) FAR 52.217-6, Option for Increased Quantity
E. IMPORTANT: Contractor is not, is required to sign this document and return ________ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
This modification is issued to:
1. Increase and fund [**] additional doses on CLIN 0005 in the amount of $[**]
2. Increase and fund [**] additional doses on CLIN 000502 in the amount of $[**]
3. The total funding and value for this contract has been increased by $97,040,755.20 from $168,170,916.00 to
 $265,211,671.20
All other terms and conditions remain the same

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER Christine N. Godfrey
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA By /s/ Christine N. Godfrey (Signature of Contracting Officer)	16C. DATE SIGNED 9/7/16
NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE 30-105 STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
 FAR (48 CFR) 53.24

SECTION B - Supplies Or Services And Prices/Costs
Option 4 Option for Additional Items Items:
ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
0005
BioThrax [**] product
[**] upon date of delivery
 [**]
To be delivered in accordance with
 the delivery schedule below (attached per SOW)
POP:  09/07/16 to 09/30/16.
Delivery Peiod – 09/07/2016 -
 09/30/16

		[**] Doses	$	[	**]	$	[	**]

Line(s) Of Accounting:
939062V 2642 2016 75-16-0943
5623RF1101 $[**]
93907BF 2642 2016 75-16-0943
5623RF1101 $[**]
93907BF 2642 2016 75-16-0943
5623RF1101 $[**]
93907EW 2642 2016 75-16-0943
5623RF1101 $[**]
939ZWUX 2642 2016 75-X-0956
5664711101 $[**]

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
000502
BioThrax [**] product
[**] upon date of delivery
 [**]
Corresponds to Line Item 0005B in
 the contract.
To be delivered in accordance with
 the delivery schedule schedule below (attached per SOW)
Delivery Peiod – 09/07/2016 -09/30/16

		[**] Doses	$	[	**]	$	[	**]
Line(s) Of Accounting: 939ZWUX 2642 2016 75-X-0956 5664711101 $[**]